Exhibit 10.2

IMPORTANT RATE, FEE AND OTHER COST INFORMATION (Summary of Credit Terms)

PLEASE NOTE: If you apply for the Maximum RewardsSM Platinum Edition® Visa® Card and meet our eligibility criteria for the Visa Signature® Card with Maximum RewardsSM, you agree that we may consider your application as one for (and upgrade you to) the Visa Signature® Card with Maximum RewardsSM.

	Maximum RewardsSM Platinum Edition®	Visa Signature® with Maximum Rewards®
Annual Percentage Rate (APR) for Purchases
0.00% APR fixed for the first 6 billing cycles after your account is opened.†
After that, 13.99% APR variable, 15.99% APR variable, or 17.99% APR variable (as of 07/01/2008) depending on how you meet our credit criteria.†*
0.00% APR fixed for the first 6 billing cycles after your account is opened.† After that, 9.99% APR variable (as of 07/01/2008).†*
Other APRs
Balance Transfer APR: 0.00% fixed for the first 6 billing cycles after your account is opened.† After that, 13.99% APR variable, 15.99% APR variable, or 17.99% APR variable (as of 07/01/2008) depending on how you meet our credit criteria.†*
Cash Advance APR: 21.75% variable (as of 07/01/2008).†*
Penalty Rate APR: up to 29.99% variable (as of 07/01/2008) (see explanation below).†*

Balance Transfer APR: 0.00% fixed on Balance Transfers made in the first 6 billing cycles after your account is opened.† After that, 9.99% APR variable (as of 07/01/2008).†*
Cash Advance APR: 21.75% variable (as of 07/01/2008).†*
Penalty Rate APR: up to 29.99% variable (as of 07/01/2008) (see explanation below).†*

Variable Rate Information
The APR for Purchases and Balance Transfers may vary and will be the greater of 13.99% or the Index plus a Margin of 5.74%,* or the greater of 15.99% or the Index plus a Margin of 7.74%, * or the greater of 17.99% or the Index plus a Margin of 9.74% depending on how you meet our credit criteria.* The APR for Cash Advances may vary and will be the greater of 19.99% or the Index plus a Margin of 15.75%.* The APR for Penalty Rates may vary and will be the Index plus a Margin of up to 23.99%.*

The APR for Purchases and Balance Transfers may vary and will be the greater of 9.99% or the Index plus a Margin of 1.74%.* The APR for Cash Advances may vary and will be the greater of 19.99% or the Index plus a Margin of 15.75%.* The APR for Penalty Rates may vary and will be the Index plus a Margin of up to 23.99%.*

Grace Period for Repayment of Balance for Purchases	Not less than 20 days from the closing date of the billing cycle (provided you have paid your previous New Balance in full by the due date).	Not less than 20 days from the closing date of the billing cycle (provided you have paid your previous New Balance in full by the due date).
Method of Computing the Balance for Purchases	Average daily balance (including new purchases).	Average daily balance (including new purchases).
Annual Fee	None.	None.
Minimum Finance Charge	$1.75 (any billing cycle a finance charge is imposed).	$1.75 (any billing cycle a finance charge is imposed).
Foreign Currency Transaction Fee for Transactions made in Non-U.S. Currency	3% of the amount of the transaction (after conversion to U.S. Dollars).	3% of the amount of the transaction (after conversion to U.S. Dollars).
Transaction Fee for Cash Advances	The greater of $15 or 3% of the transaction (the greater of $15 or 5% of the transaction for certain "Cash Equivalent Transactions").	The greater of $15 or 3% of the transaction (the greater of $15 or 5% of the transaction for certain “Cash Equivalent Transactions”).
Transaction Fee for Balance Transfers	The greater of $10 or 3% of the transaction.	The greater of $10 or 3% of the transaction.
Over Limit Fee	$39.	None.
Late Payment Fee	$35 if your New Balance is less than $500; or $39 if your New Balance is equal to or greater than $500.	$35 if your New Balance is less than $500; or $39 if your New Balance is equal to or greater than $500.
	Maximum RewardsSM Platinum Edition®	Visa Signature® with Maximum Rewards®
Annual Percentage Rate (APR) for Purchases
0.00% APR fixed for the first 6 billing cycles after your account is opened.†
After that, 13.99% APR variable, 15.99% APR variable, or 17.99% APR variable (as of 07/01/2008) depending on how you meet our credit criteria.†*
0.00% APR fixed for the first 6 billing cycles after your account is opened.† After that, 9.99% APR variable (as of 07/01/2008).†*
Other APRs
Balance Transfer APR: 0.00% fixed for the first 6 billing cycles after your account is opened.† After that, 13.99% APR variable, 15.99% APR variable, or 17.99% APR variable (as of 07/01/2008) depending on how you meet our credit criteria.†*
Cash Advance APR: 21.75% variable (as of 07/01/2008).†*
Penalty Rate APR: up to 29.99% variable (as of 07/01/2008) (see explanation below).†*

Balance Transfer APR: 0.00% fixed on Balance Transfers made in the first 6 billing cycles after your account is opened.† After that, 9.99% APR variable (as of 07/01/2008).†*
Cash Advance APR: 21.75% variable (as of 07/01/2008).†*
Penalty Rate APR: up to 29.99% variable (as of 07/01/2008) (see explanation below).†*

Variable Rate Information
The APR for Purchases and Balance Transfers may vary and will be the greater of 13.99% or the Index plus a Margin of 5.74%,* or the greater of 15.99% or the Index plus a Margin of 7.74%, * or the greater of 17.99% or the Index plus a Margin of 9.74% depending on how you meet our credit criteria.* The APR for Cash Advances may vary and will be the greater of 19.99% or the Index plus a Margin of 15.75%.* The APR for Penalty Rates may vary and will be the Index plus a Margin of up to 23.99%.*

The APR for Purchases and Balance Transfers may vary and will be the greater of 9.99% or the Index plus a Margin of 1.74%.* The APR for Cash Advances may vary and will be the greater of 19.99% or the Index plus a Margin of 15.75%.* The APR for Penalty Rates may vary and will be the Index plus a Margin of up to 23.99%.*

Grace Period for Repayment of Balance for Purchases	Not less than 20 days from the closing date of the billing cycle (provided you have paid your previous New Balance in full by the due date).	Not less than 20 days from the closing date of the billing cycle (provided you have paid your previous New Balance in full by the due date).
Method of Computing the Balance for Purchases	Average daily balance (including new purchases).	Average daily balance (including new purchases).
Annual Fee	None.	None.
Minimum Finance Charge	$1.75 (any billing cycle a finance charge is imposed).	$1.75 (any billing cycle a finance charge is imposed).
Foreign Currency Transaction Fee for Transactions made in Non-U.S. Currency	3% of the amount of the transaction (after conversion to U.S. Dollars).	3% of the amount of the transaction (after conversion to U.S. Dollars).
Transaction Fee for Cash Advances	The greater of $15 or 3% of the transaction (the greater of $15 or 5% of the transaction for certain "Cash Equivalent Transactions").	The greater of $15 or 3% of the transaction (the greater of $15 or 5% of the transaction for certain “Cash Equivalent Transactions”).
Transaction Fee for Balance Transfers	The greater of $10 or 3% of the transaction.	The greater of $10 or 3% of the transaction.
Over Limit Fee	$39.	None.
Late Payment Fee	$35 if your New Balance is less than $500; or $39 if your New Balance is equal to or greater than $500.	$35 if your New Balance is less than $500; or $39 if your New Balance is equal to or greater than $500.

	Maximum RewardsSM Platinum Edition®	Visa Signature® with Maximum Rewards®
Annual Percentage Rate (APR) for Purchases
0.00% APR fixed for the first 6 billing cycles after your account is opened.†
After that, 13.99% APR variable, 15.99% APR variable, or 17.99% APR variable (as of 07/01/2008) depending on how you meet our credit criteria.†*
0.00% APR fixed for the first 6 billing cycles after your account is opened.† After that, 9.99% APR variable (as of 07/01/2008).†*
Other APRs
Balance Transfer APR: 0.00% fixed for the first 6 billing cycles after your account is opened.† After that, 13.99% APR variable, 15.99% APR variable, or 17.99% APR variable (as of 07/01/2008) depending on how you meet our credit criteria.†*
Cash Advance APR: 21.75% variable (as of 07/01/2008).†*
Penalty Rate APR: up to 29.99% variable (as of 07/01/2008) (see explanation below).†*

Balance Transfer APR: 0.00% fixed on Balance Transfers made in the first 6 billing cycles after your account is opened.† After that, 9.99% APR variable (as of 07/01/2008).†*
Cash Advance APR: 21.75% variable (as of 07/01/2008).†*
Penalty Rate APR: up to 29.99% variable (as of 07/01/2008) (see explanation below).†*

Variable Rate Information
The APR for Purchases and Balance Transfers may vary and will be the greater of 13.99% or the Index plus a Margin of 5.74%,* or the greater of 15.99% or the Index plus a Margin of 7.74%, * or the greater of 17.99% or the Index plus a Margin of 9.74% depending on how you meet our credit criteria.* The APR for Cash Advances may vary and will be the greater of 19.99% or the Index plus a Margin of 15.75%.* The APR for Penalty Rates may vary and will be the Index plus a Margin of up to 23.99%.*

The APR for Purchases and Balance Transfers may vary and will be the greater of 9.99% or the Index plus a Margin of 1.74%.* The APR for Cash Advances may vary and will be the greater of 19.99% or the Index plus a Margin of 15.75%.* The APR for Penalty Rates may vary and will be the Index plus a Margin of up to 23.99%.*

Grace Period for Repayment of Balance for Purchases	Not less than 20 days from the closing date of the billing cycle (provided you have paid your previous New Balance in full by the due date).	Not less than 20 days from the closing date of the billing cycle (provided you have paid your previous New Balance in full by the due date).
Method of Computing the Balance for Purchases	Average daily balance (including new purchases).	Average daily balance (including new purchases).
Annual Fee	None.	None.
Minimum Finance Charge	$1.75 (any billing cycle a finance charge is imposed).	$1.75 (any billing cycle a finance charge is imposed).
Foreign Currency Transaction Fee for Transactions made in Non-U.S. Currency	3% of the amount of the transaction (after conversion to U.S. Dollars).	3% of the amount of the transaction (after conversion to U.S. Dollars).
Transaction Fee for Cash Advances	The greater of $15 or 3% of the transaction (the greater of $15 or 5% of the transaction for certain "Cash Equivalent Transactions").	The greater of $15 or 3% of the transaction (the greater of $15 or 5% of the transaction for certain “Cash Equivalent Transactions”).
Transaction Fee for Balance Transfers	The greater of $10 or 3% of the transaction.	The greater of $10 or 3% of the transaction.
Over Limit Fee	$39.	None.
Late Payment Fee	$35 if your New Balance is less than $500; or $39 if your New Balance is equal to or greater than $500.	$35 if your New Balance is less than $500; or $39 if your New Balance is equal to or greater than $500.

† Your Annual Percentage Rates (including Introductory Rates, Preferred Rates or Special Offer Rates) may terminate and increase to a Penalty Rate or a Preferred Rate if you: (1) fail to make a minimum payment to us when due; (2) exceed your credit limit with us (this clause (2) does not apply to the Signature Card); or (3) make a payment to us that is dishonored for any reason. Factors considered in determining the higher rate may include how you have handled your account with us and current and historical information regarding your credit in general.

*The Index is the highest U.S. Prime Rate as published in the "Money Rates" section of The Wall Street Journal during the 90 days immediately preceding the last day of each calendar month.

Please Note: Your account generally will have monthly billing cycles, except that your first billing cycle may be more or less than one month. All credit terms, including minimum finance charges, will apply in each billing cycle including the first billing cycle.

You understand that the terms of your account, including APRs, are subject to change. APRs are not guaranteed and they may change to higher APRs. Fixed APRs may change to variable APRs and vice versa. IMPORTANT NOTICE REGARDING CHANGES IN TERMS. We reserve the right to unilaterally change the rates, fees, costs, and other terms at any time for any reason in addition to APR increases that may occur for failure to comply with the terms of your Account.

You agree that payments on your Account may be applied in the order we select. We may allocate payments to balances starting with the lowest Annual Percentage Rate.

NO PRESET SPENDING LIMIT: The Visa Signature Card has no pre-set spending limit. No pre-set spending limit does not mean unlimited spending. Your account will be assigned a revolving credit limit for purchases and cash advances. For cash advances, you may only spend up to your assigned cash revolving credit limit. For purchases, you may be authorized to exceed your assigned revolving credit limit. Each transaction you make is authorized based on factors such as your account history, credit record, absence or presence of suspected fraud, and performance and delinquency patterns. If you attempt to make a transaction that exceeds your assigned revolving credit limit for purchases, your account will be evaluated based upon the length of time your account has been open and account usage, performance and delinquency patterns with us, current and historical information regarding your credit in general, and your ability to repay. In certain circumstances, we may ask for additional financial records to authorize a transaction. If you are authorized to exceed your revolving credit limit, you will be required to pay, as part of your minimum monthly payment, the amount by which your New Balance exceeds your revolving credit limit. We encourage you to provide us with notice of forthcoming unusual activity, such as high transaction amounts, high velocity, or changes in geographic patterns.

BALANCE TRANSFERS: You authorize us to make one or more of the balance transfers that you have requested. All balance transfer requests are subject to our approval; we are not liable if we do not make a requested balance transfer. We reserve the right to make balance transfers in the order we select and to limit the amount of the balance transfers that we make (this amount may be less than your total credit limit). If you request an amount that we do not approve, we may process a partial transfer for less than you requested or we may decline the entire request. In addition, transfer requests that are incomplete, illegible or requested to cash, to yourself or to another account with us or one of our affiliates need not be processed. You should not transfer any amount that is in dispute in order to preserve your dispute rights. You should continue to monitor the other accounts that you request to transfer balances from and you should continue to pay the minimum payments due on those accounts until you receive statements from those creditors showing that the balances due them have been paid in full. This may not happen until after the balance transfer appears on your billing statement from us. You are liable for any late payments, finance charges or disputed amounts on your other accounts. If you want your other accounts closed following a balance transfer, you are responsible for doing so. Balance Transfers are subject to applicable fees and finance charges and do not have the benefit of a grace period.

CREDIT REPORTS: By applying for this account you agree that First Bankcard (a division of First National Bank of Omaha) may obtain credit reports for purposes of processing your application and for later purposes related to your account such as reviewing, updating and renewing it, increasing the credit line and collecting. If you request, you will be informed of whether or not a credit report was requested and of the name and address of the consumer reporting agency that furnished the report. You also authorize First Bankcard (a division of First National Bank of Omaha) to verify your employment, income and other relevant information.

NOTICE TO CARDMEMBERS AND AUTHORIZED USERS: We may report information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your credit report.

MINIMUM PAYMENT: You may pay all or a part of the balance on your account at any time. However, you must pay at least the minimum payment by the due date shown on your billing statement. The minimum payment will be indicated on your billing statement and shall be the largest of (1), (2), or (3) listed below, plus any amount that is past due on your account: (1) Your total New Balance if it is less than $10; (2) The greater of 2% of the entire New Balance, or $10; OR (3) The sum of your current cycle fees and finance charges, plus 1% of the entire New Balance (to calculate this 1%, we will not count amounts in dispute or current cycle fees and finance charges as part of the New Balance). If your account is overlimit, we will add to the minimum payment the amount necessary to reduce your balance to your approved credit limit.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: To help the government fight the funding of terrorism and money laundering activities, the USA Patriot Act requires all financial institutions to obtain, verify, and record information that identifies each person (including business entities) who opens an account.

What this means for you: When you open an account, we will ask for your name, physical address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents. We will let you know if additional information is required.

INFORMATION SHARING WITH VISA (For Signature Card Only): We may share non public personal information with Visa U.S.A., its Members, or their respective contractors for the purpose of providing Emergency Card Replacement and Emergency Cash Disbursement. By signing the application and making purchases you consent to the release of this information to VISA U.S.A., its Members, or their respective contractors for the purpose of providing Emergency Card Replacement and Emergency Cash Disbursement.

Married applicants may apply for separate Accounts in their own names.

OHIO RESIDENTS: The Ohio laws against discrimination require that all creditors make credit equally available to all creditworthy customers and that credit reporting agencies maintain separate credit histories on each individual upon request. The Ohio Civil Rights Commission administers compliance with this law.

NOTICE TO MARRIED WISCONSIN APPLICANTS: No provision of any marital property agreement, unilateral statement or court decree adversely affects our interests and/or rights unless, prior to the time the credit is granted or an open-end credit plan is entered into, we are furnished with a copy of the agreement, statement, or decree, or have actual knowledge of the adverse provision. Married Wisconsin residents applying for credit separately must furnish name and address of their spouse to First Bankcard (a division of First National Bank of Omaha) at P.O. Box 3696, Omaha, NE 68172-9936.

CALIFORNIA RESIDENTS: The applicant, if married, may apply for a separate account. After credit approval, each applicant shall have the right to use this account to the extent of any credit limit set by the creditor and each applicant may be liable for all amounts of credit extended under this account to each joint applicant.

NEW YORK RESIDENTS may contact the New York State Banking Department to obtain a comparative listing of credit card rates, fees and grace periods. New York State Banking Department: 1-877-226-5697.

ARBITRATION NOTICE: You understand that any Cardmember Agreement you receive will contain an arbitration provision that may substantially limit your rights in the event of a dispute, including your right to litigate in court or have a jury trial, discovery and appeal rights, and the right to participate in court or in arbitration as a representative or member of a class action. You may request arbitration rules and forms through either or both of the following arbitration administrators: American Arbitration Association, 1-800-778-7879; and National Arbitration Forum, 1-800-474-2371. Please review the Cardmember Agreement and its arbitration provision carefully before you use or allow someone else to use an account.

Cards are issued by First Bankcard (a division of First National Bank of Omaha).

MAXIMUM REWARDS® TERMS AND CONDITIONS SUMMARY

Please read these terms and conditions for important information about the Maximum Rewards® Program ("Program").   First Bankcard (a division of First National Bank of Omaha) is referred to below as "we", "us" and "our".

1. Program members will earn 1 point for each $1.00 in Qualifying Credit Card Transactions charged on his/her credit card account. "Qualifying Credit Card Transactions" means authorized new purchases posted to your account, net of refunds, credits (for returned merchandise or otherwise) and disputed billing items (alternatively, points may be deducted for awards based on purchases that are subsequently subject to a refund, credit or dispute). "Qualifying Credit Card Transactions" do not include: (a) annual fees, finance charges and other fees or charges posted to your account, (b) cash advances or special check transactions, (c) balance transfers, (d) charges for other products, services or benefits that we provide (such as credit insurance premiums), or (e) other transactions that we determine in our sole discretion not to be eligible for Qualifying Credit Card Transactions treatment.

2. In addition to the points described in 1, earn 1,000 bonus points when the first purchase, balance transfer or cash advance is posted to your account within the first 3 billing cycles after your account is opened. Please allow 6-8 weeks after you qualify for these bonus points to be added to your point balance. We may also award you one or more additional bonus points, at our sole discretion, in connection with certain transactions and/or promotions. Points are redeemed and expire on a “first-in/first-out” basis. Points will expire on or after the fifth anniversary of when they were awarded. There is no limit to the number of points that you can earn; provided, however, there may be a limit to the number of bonus points that you can earn in connection with certain transactions and/or promotions. We reserve the right, in our sole discretion, to determine which Qualifying Credit Card Transactions are eligible for bonus point treatment.

3. Program membership will be automatically renewed each year at the terms and fees then in effect, unless the cardmember notifies us of cancellation.

4. Eligibility is restricted to Program members whose accounts are in good standing. Examples of an account not in good standing include, but are not limited to, an overlimit account, a delinquent account or an account otherwise in violation of your cardmember agreement. If your account is open and in good standing you may earn and redeem accumulated points.

5. The Program is void where prohibited by law.

6. The Program is offered at our sole discretion. We may, from time to time and in our sole discretion, change or limit any aspect of the Program and its rules, restrictions, benefits or features, in whole or in part, including, but not limited to, suspending or terminating all or part of the Program, with or without prior notice to you. We also reserve the right to add any Program membership or other fees or increase such fees, if any.

7. We reserve the right to terminate the Program at any time. Our decisions regarding the Program are final. If the Program is terminated through no fault of your own, you will be notified of the date by which you must redeem all your accumulated points.

8. Any liability for federal, state, or local income taxes regarding the earning or redemption of points is the sole responsibility of the participant and not the responsibility of us or SHC Direct, LLC.

9. There is no redemption fee for redeemed merchandise and gift card/certificate rewards. A $37.95 redemption fee is applicable for travel within the U.S., Canada, Mexico, and the Caribbean, and $47.95 for international travel redemptions. Points may be redeemed for a cash rebate option in the form of an account credit only.

10. Every effort has been made to ensure that all information in all Program materials is accurate. We are not responsible for printing errors or omissions.

Additional Program Terms and Conditions apply and will be provided to you when you become an approved cardmember.

SECURECREDIT® DEBT CANCELLATION PROGRAM

Protect your credit card account today by enrolling in SecureCredit® Debt Cancellation program. This protection credits a monthly payment[1] to your credit card account balance if you incur any of these covered losses:

•  Involuntary Unemployment - up to 24 months
•  Family Leave of Absence - up to 9 months²
•  Disability - up to 24 months
•  3 months if you live in a Federally Declared Natural Disaster Area
•  Hospitalization - up to 24 months
•  3 months for Marriage or Divorce
•  Skilled Nursing Care - up to 24 months
•  Plus, your credit card account balance will be credited up to $10,000 in case of the accidental death of either the primary or secondary cardmember.²

Program Fee The monthly fee for this protection is only 89¢ per $100 of your total monthly outstanding new balance (fees will be prorated for total monthly outstanding new balances that are not in equal $100 increments). Fees will automatically appear on your credit card statement. No fees are charged for this protection if your total monthly outstanding new balance is zero ($0). Additionally, you have 30 days, from the date of enrollment, to cancel with NO cost to you. This protection allows benefit activation after you have been enrolled for 90 days.

Program Termination First Bankcard (a division of First National Bank of Omaha), reserves the right to cancel SecureCredit® Debt Cancellation at any time. This protection automatically terminates if your credit card account is charged off or permanently closed for any reason or if the Program Administrator determined that your credit card account was not in good standing as of the Enrollment Date, or if the mailing address for your credit card account changes to a location outside the United States or District of Columbia. You have the right to cancel SecureCredit® Debt Cancellation at any time.

Important Information

This product is optional Your purchase of the SecureCredit® Debt Cancellation product is optional. Whether or not you purchase this product will not affect your credit or the terms of any existing credit agreement you have with the bank.

Additional Disclosure We will give you additional information before you are required to pay for SecureCredit® Debt Cancellation. This information will include a copy of the contract containing the terms for this product.

Eligibility Requirements, Conditions and Exclusions There are eligibility requirements, conditions and exclusions that could prevent you from receiving benefits under SecureCredit® Debt Cancellation. You should carefully read the contract for a full explanation of the terms of SecureCredit® Debt Cancellation.

You are not prohibited from obtaining this protection from an unaffiliated entity. If you have any questions about the protection you may contact the Program Administrator toll-free at 1-800-554-0091.

¹ The "monthly payment" you will receive is defined in the SecureCredit® Debt Cancellation Agreement as the "Monthly Benefit Amount." This is calculated by multiplying your credit card account balance on the date of a loss occurrence, up to $10,000, by the minimum monthly payment percentage of the total outstanding balance on the credit card account that we require you to pay each month. The Monthly Benefit Amount may not be sufficient enough to cover the entire minimum monthly payment due each month if additional purchases, finance charges, or other fees are applied to your credit card account after your date of loss. You and the secondary cardmember are responsible for any portion of the minimum monthly payment due each month that is not covered by the Monthly Benefit Amount.

² Secondary cardmember may also be eligible for benefits.

Consent to Receive Disclosures Electronically
By submitting this application, you have demonstrated your ability to access the information on these web pages and have consented to receiving consumer credit disclosures related to this application electronically. Your consent applies only to the related disclosures and does not apply to subsequent disclosures, such as changes in terms or periodic statements. You understand that you have the right, at no additional charge, to withdraw your consent, and/or request a paper copy of the consumer credit disclosures, within thirty days of submitting your application by writing to First Bankcard (a division of First National Bank of Omaha), P.O. Box 3696, Omaha, NE 68172-9936. If you applied, please include a description of the product applied for. If you have already opened your account, please include your account number. Your application will be processed based on your initial consent, and the withdrawal of your consent will not affect the processing of your application.

Hardware/Software Requirements
A computer capable of accessing Internet web pages and a printer or other device capable of printing and/or retaining Internet-based data. It is recommended that you retain a copy of the consumer credit disclosure for your records. The minimum browser requirements include: Internet Explorer 4.0 or higher or Netscape Navigator 3.0 or higher. The recommended screen resolution is 800x600. It is recommended that you use a browser that is capable of 128-bit encryption and SSL 3.0.